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Exhibit 99.1


                      WRITTEN STATEMENT OF CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      The undersigned hereby certify that the Annual Report on Form 10-K for the year ended September 27, 2002 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Dated: December 13, 2002               /s/ Joseph H. Moglia
                                       -----------------------------------------
                                       Joseph H. Moglia
                                       Chief Executive Officer


Dated: December 13, 2002               /s/ John R. MacDonald
                                       -----------------------------------------
                                       John R. MacDonald
                                       Executive Vice President, Chief Financial
                                        Officer and Treasurer